Exhibit 99.1

Approved by NPBC Board March 24, 2010
Effective Date April 1, 2010

MISSION

Delight the Customer.
Make Money Ethically.
Enjoy Life.
VISION will be the most highly regarded financial institution within the marets it serves.

CORE VALUES

We are passionate about our
customers’ success.

We are driven to excel.

CORPORATE GOVERNANCE	We do the right thing. Even
GUIDELINES	when it’s not easy.

We believe in opportunity,
not entitlement.
NATIONAL PENN
BANCSHARES, INC	Creating…. an energized culture,
empowered employees, and an
enjoyable environment.

THEMES

Go Beyond the Expected.
Building Relationships.
Operational Excellence.
Skilled and Motivated Employees.
Risk Management.
Expense Management
Revenue Growth.

CORE PURPOSE

IMPROVE SHAREHOLDER VALUE.

NATIONAL PENN BANCSHARES BOARD GOVERNANCE GUIDELINES

The National Penn Bancshares, Inc. (“NPBC”) Board of Directors (“Board”) adopted Board governance guidelines to cover a full range of areas, including review and approval of the following: mission, legal and ethical conduct, the CEO and other senior managers, strategic and business plans, oversight of activities, Board processes and performance, selecting directors, and setting the policy for directors' compensation.  This is not intended to be a part of NPBC's Bylaws, but rather a statement of intention.  This is a working document which will change from time to time as conditions warrant.

Governance Guidelines of National Penn Bancshares, Inc.
Board of Directors

The Board of NPBC has adopted these governance guidelines to assist in the oversight of corporate processes that best serve the interests of NPBC.  These guidelines are intended to serve as a flexible framework within which the Board may conduct its business, not as a set of legally binding obligations.  They should be interpreted in the context of all applicable laws and NPBC's articles of incorporation, bylaws, and other governing documents.

Responsibilities of Directors

The primary responsibility of the Board is to provide effective governance over the affairs of NPBC for the benefit of its shareholders.  As part of this process, the Board selects NPBC's Chief Executive Officer, acts as a resource and as an advisor and counselor, and evaluates the Chief Executive Officer's performance.

In fulfilling its duties and responsibilities, the Board delegates various responsibilities to the Nominating/Corporate Governance, Executive, Compensation, Audit, Directors Enterprise Risk Management, Finance/Investment, and Technology Committees.

The Board’s responsibility is to provide oversight of the management of NPBC, which it does by monitoring the performance of the CEO and other senior officers.  The Board members, however, do not manage the day-to-day operations of NPBC, which is the responsibility of the CEO and other senior officers.

Conflicts of Interest

A director's other relationships may occasionally give rise to a need for that director's material personal interest on a particular issue to be considered by the NPBC Board.

Under NPBC’s Code of Conduct, the Board, after consultation with counsel (if necessary), determines on a case-by-case basis whether such a conflict of interest exists.  The initial investigation of a potential conflict may be delegated by the Board to the Nominating/Corporate Governance Committee.  The Board takes appropriate steps to identify such potential conflicts and to assure that all directors voting on an issue are disinterested with respect to that issue.  It is the responsibility of each director to advise the Chairman of the Nominating/Corporate Governance Committee, and the Chairman or CEO, of any affiliation with public or privately held companies that may create a potential conflict of interest, potential embarrassment to NPBC, or possible inconsistency with NPBC policies or values.  No independent director shall serve as an outside non-employee director of more than three other public companies without the prior approval of the Nominating/Corporate Governance Committee.

Under NPBC’s Related Party Transactions policy, a “related party transaction,” involving the Company and a director, nominee for director, or immediate family member of a director, may be consummated or continued only if the Audit Committee approves or ratifies such transaction as in, or not inconsistent with, the best interests of the Company and its shareholders.

Director Involvement in Certain Legal Proceedings

If any of the following events shall occur with respect to any director:
•
A petition under the Federal bankruptcy laws or any state insolvency law is filed by or against the director, or any partnership of which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

•	The director is convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
The director is subject of an order, judgment or decree, permanently or temporarily enjoining him or her from (1) acting as or being affiliated with an investment advisor, underwriter, broker or dealer in securities, investment company, bank, savings and loan association or insurance company, or suspending his or her right to do so, (2) engaging in any type of business practice, or (3) engaging in any activity in connection with the purchase or sale of any security or commodity in connection with any violation of Federal or state securities laws or Federal commodities laws; or

•
The director is found by a court or by a regulatory agency to have violated any Federal or state securities or commodities law, and that judgment or finding has not been suspended, reversed or vacated;

Then the director shall immediately inform the Nominating/Corporate Governance Committee that such event has occurred, including all the relevant facts, and the Committee shall promptly consider whether to recommend to the Board that it request such director to resign from the Board, and if it makes such recommendation, the Board will promptly act upon such recommendation.  It is expected that any such director will comply with any such request.

Selection of Director Candidates

To insure independence, the Board will consist of a majority of “outside independent directors” as defined by the Board-approved Director Independence Standards.  In accordance with the Board-approved Nominating Policy and Procedures, the Nominating / Corporate Governance Committee shall consider from time to time individuals who, in the judgment of the Committee, are best qualified to serve on the Board.  The Committee will consider the experience and expertise already present on the Board to broaden the collective experience and expertise of the Board.  Candidates for membership on the Board may be provided by a director or shareholder, or the Committee may retain professional search firms.  The Nominating / Corporate Governance Committee will make the recommendation to the full Board based upon the results of its search.  Each nomination or election by the Board requires the approval of a majority of outside independent directors.

Director Who Changes Job Responsibilities

Directors who retire or change the principal position they held when they were initially elected to the Board are expected to resign voluntarily from the Board as of the date of retirement or change~~s~~ in position.  The Board does not believe that a director in this circumstance should necessarily be required to leave the Board.  However, the Nominating/Corporate Governance Committee should have the opportunity to assess each situation based on individual circumstances and make a recommendation to the Board whether to accept or reject the resignation.

Meeting Attendance

Directors are expected to regularly attend and actively participate in Board and Board-related meetings.  As such, the Board has adopted Director Attendance Guidelines regarding attendance at Board, Committee and Shareholders’ meetings.

Stock Ownership Guidelines

The Board believes that directors should hold meaningful equity ownership positions in NPBC.  The Board has adopted guidelines anticipating that each director will develop a meaningful ownership position in NPBC stock.

Board Performance Assessments

The Board attempts to perform in accordance with the governance principles of NPBC.  The Nominating/Corporate Governance Committee is responsible for ensuring that a process exists whereby Board performance assessments are completed annually. This assessment is of the Board’s contribution as a whole and directors individually and reviews opportunities for better contribution. Peer performance results are discussed with the full Board and individual performance results are discussed, as necessary, with the individual by either the Chairman of the Nominating/Corporate Governance Committee or Board Chairman.

Director Compensation

The Compensation Committee is charged with the responsibility of annually reviewing compensation of directors and recommending any changes to the full Board.  Directors who are NPBC employees are not compensated for their services as Directors.

The Board has two plans for outside Directors which are intended to align the interests of participating directors with those of shareholders.  The “Directors Fee Plan” allows directors to choose from four payment alternatives of Directors Fees, including two NPBC stock-based alternatives.  The Long-Term Incentive Compensation Plan permits the granting of long-term incentive compensation awards to outside directors, including various NPBC stock-based alternatives, by the Compensation Committee.

Director Travel Expense Reimbursement

During the normal course of business, it may be necessary for Directors to travel in order to attend NPBC meetings, conferences, and seminars or to entertain customers and guests.  Such expenses are reimbursable in accordance with the Director Travel Expense Reimbursement Policy.

Terms for Directors

NPBC’s Articles of Incorporation govern NPBC director terms.  The Nominating/Corporate Governance Committee evaluates each director’s past performance and contributions to the Board when it considers whether to recommend to the Board nominating the director for reelection.

Retirement of Directors

The NPBC Bylaws govern mandatory retirement of directors.  The Nominating/Corporate Governance Committee is responsible for reviewing and consulting the Board on mandatory and voluntary director retirement matters.

Director Who Fails To Receive Majority Vote

In an uncontested election of directors (an election where the only nominees are those recommended by the Board), if any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election, the Nominating/Corporate Governance Committee will promptly consider whether to recommend to the Board that it request such nominee to resign from the Board as of the date of his or her election, and if it makes such a recommendation, the Board will promptly act upon such recommendation.  It is expected that any such nominee will comply with any such request.

Board Committees

In fulfilling its duties and responsibilities, the Board delegates various responsibilities to its standing Committees, with the intention that the Board can rely upon the work of the Committees, without need to duplicate such work.

These standing committees of the Board are:  Audit, Compensation, Nominating/Corporate Governance, Directors Enterprise Risk Management, Finance/Investment, Technology, and Executive.  Only Board members may serve as members of standing committees of the Board.  Committee membership and each Chairman shall be appointed by the Board annually on the recommendation of the Nominating/Corporate Governance Committee in consultation with the Chairman and the CEO, taking into account the directors’ particular expertise and knowledge of NPBC and the preferences of individual Board members.  While rotating committee members is considered periodically, rotation is not mandatory since there are significant benefits attributed to continuity, experience gained serving on a particular Committee, and utilizing most effectively each individual’s talents.  Only outside independent directors serve on the Audit, Compensation, and Nominating/Corporate Governance Committees.  The Chairman of each Committee, in consultation with appropriate NPBC officers, will establish the agenda for each Committee meeting.

Each Committee has its own Charter.  Committee charters are updated from time to time to reflect the activities of each of the respective Committees and submitted to the Board for approval.

The Chairman of each Committee shall report on the activities of the Committee to the Board, and minutes of each meeting shall be distributed.  Committee members may call for Executive Session at any meeting.

Director Orientation and Continuing Education

New directors shall be given an orientation with respect to their duties as a director and all directors shall cooperate in fulfilling applicable continuing education guidelines, as established by the Director Orientation and Continuing Education Policy.

Evaluation of the CEO

The Compensation Committee is responsible for conducting an annual evaluation of the CEO.  A summary of the evaluation results is discussed with the outside independent directors meeting in Executive Session, and then communicated to the CEO by the Chairman of the Compensation Committee and the independent Chairman of the Board.

CEO and Executive Compensation

Annual base compensation for NPBC’s CEO is determined and approved (in Executive Session) by the Compensation Committee.  Annual base compensation for other executive officers is reviewed and approved by the Compensation Committee as established by the Compensation Committee Charter.

All officer long-term incentive compensation awards are approved by the Compensation Committee in accordance with the Long-Term Incentive Compensation Plan.

Succession Planning and Management Development

The CEO is responsible for developing and maintaining a process for advising the Board on planning for a potential successor chief executive officer, as well as for other key senior leadership positions in NPBC.  The outside independent directors are responsible for oversight of the succession and management development program for leadership in NPBC.  The CEO reviews this plan annually with the Nominating/Corporate Governance Committee, and then in Executive Session with all outside independent directors.

Executives Serving on Outside Boards

The Chairman (if full time executive employee), CEO and other NPBC executives will obtain the approval of the Board prior to accepting an invitation to serve as a director of a for-profit company or on the Board of any organization that would represent a material commitment of time.

The Chairman (if full time executive employee), CEO and other NPBC executives shall not serve on the Board of a for-profit company for which an NPBC non-employee director serves as an officer or director.

Strategic Plan and Business Plan

The Board is responsible for understanding, overseeing, and engaging in NPBC's strategic plan and, from inception through development and execution, should regularly monitor implementation of such plan to determine whether it is being implemented effectively.  The Board also is responsible for overseeing and understanding NPBC's annual operating plan and monitoring whether this plan is being implemented effectively and within budgetary limits.

Board’s Interaction with Institutional Investors and Press

Inquiries to Board members from institutional investors and/or press should be referred to the CEO for handling in accordance with Company policies regarding communication of Company information.

Selection and Oversight of Independent Auditors

The Audit Committee of the Board has sole responsibility to appoint, compensate, evaluate, and replace the independent accounting firm that audits NPBC's financial statements, and submission to shareholders for ratification of the independent accounting firm selected by the Audit Committee shall not impair this responsibility.  The Audit Committee also has sole responsibility to pre-approve the engagement terms and the provision of any audit and permitted non-audit services performed by such accounting firm for NPBC.  The Audit Committee will have direct responsibility, and the Board will have a corresponding and supplemental responsibility, for monitoring the performance of such accounting firm and guarding against any compromise of its independence, as well as overseeing the financial statements prepared by management, with the goal of assuring that they fairly present NPBC's financial condition and results in a clear and understandable way.

Board Leadership

In accordance with NPBC’s Bylaws, the Board has discretion to combine or separate the offices of Chairman and Chief Executive Officer.  This determination is made depending on what is best for NPBC.

Lead Independent Director

On the recommendation of the Nominating/Corporate Governance Committee, the Board may designate an “outside independent director” to serve in a lead capacity to perform the duties and responsibilities as outlined in a Board approved Duties and Responsibilities of Lead Independent Director document.

Executive Sessions

At each Board meeting, outside independent directors typically hold an Executive Session, exclusive of management and non-independent directors.

Board Agenda

The Board agenda is generally determined by the Chairman and CEO, in consultation with any Lead Independent Director.   The agenda for each meeting is sent to the Directors in advance along with background information and copies of any available written materials supporting the agenda items.  Subject matter that is sensitive in nature may or may not be distributed in advance of the meeting.  Board members may suggest items to be included in the agenda.  The Board will annually discuss NPBC’s long-term strategic plans and the principal issues NPBC will face in the future.

Locations of Board Meeting

Board Meetings are generally held at NPBC corporate headquarters.  To provide directors with first-hand knowledge to assist in making strategic decisions and for other reasons deemed advisable, meetings may be held at locations other than NPBC corporate headquarters.

Attendance of Senior Officers at Board Meetings and Committee Meetings

The Board encourages the CEO, from time to time, to bring managers into Board or Committee meetings who can provide additional insight into the items being discussed or who have future potential that the CEO believes should be made visible to the Board.

Interaction with Subsidiaries

The Board is informed of significant developments affecting NPBC's subsidiaries.  The CEO, with the assistance of subsidiary management, is charged with the task of presenting material information to the Board in this regard.

Subsidiary/Advisory Board Appointments / Resignations

The Board delegates responsibility to the Nominating/Corporate Governance Committee for screening, interviewing and appointing members to Subsidiary Boards or Advisory Boards.  The Nominating/Corporate Governance Committee may seek input and advice from the CEO, divisional or subsidiary managers and/or Board members.

Subsidiary/Advisory Board Member Criteria

Each Subsidiary/Advisory Board member must possess the individual qualities of competence, collegiality, integrity, accountability, and high performance standards.  In addition to these qualities, members must devote the time and effort necessary to be productive members, including learning the business of NPBC, and doing all that is necessary to attend and actively participate in meetings.  Advisory Board members should specifically focus on community relations, and serve as a marketing contact for customer retention.

Revisions to the Guidelines

The Nominating/Corporate Governance Committee shall re-evaluate these Guidelines periodically, but no less than annually, and recommend to the Board such revisions as it deems necessary or appropriate for the Board to more effectively discharge its responsibilities.